UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 22, 2015 (April 16, 2015)

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(877) 206-5656
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2015, the Board of Directors (the “Board”) of Inland Real Estate Corporation, a Maryland corporation, referred to herein as the Company, amended and restated the Company’s Bylaws. The following is a summary of changes effected by the adoption of the amended and restated Bylaws, which is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.1 hereto. The Bylaws, as amended and restated, are referred to herein as the amended Bylaws. The Bylaws as previously in effect are referred to herein as the former Bylaws.

ARTICLE II. STOCKHOLDERS.

Annual Meetings of Stockholders. The former Bylaws provided that an annual meeting of stockholders be held not less than 30 days after delivery of the Company’s annual report, but within six months after the end of each fiscal year. The amended Bylaws remove the limitation on the timing of an annual meeting and clarify that an annual meeting of stockholders shall be held on a date and at the time set by the Board of Directors.

Procedures for Calling and Holding Special Meetings of Stockholders. The amended Bylaws clarify the procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (a) delivery and contents of the initial notices from stockholders requesting a special meeting, (b) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (c) revocation of requests for special stockholders meetings and (d) verifying the validity of a stockholder request for a special meeting.

Notice of Stockholders Meetings. The amended Bylaws (a) provide for notice by electronic transmission, (b) provide for “householding” of notices, as permitted by Maryland law and federal law, (c) provide that a minor irregularity in providing notice of a stockholders meeting will not affect the validity of the meeting and (d) clarify the power of the Company to postpone or cancel a meeting by making a public announcement.

Quorum; Manner of Acting and Order of Business. The amended Bylaws provide that (a) the chairman may adjourn a meeting of stockholders in the absence of a quorum and (b) stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum

Conduct of Stockholders Meetings. The amended Bylaws provide a list of the rules, regulations and procedures that may be established by the chairman of the meeting, including (a) adjourning the meeting if a quorum is not present, (b) determining when and for how long the polls should be opened and when the polls should be closed, (c) removing any person who refuses to comply with the meeting procedures and (d) complying with any state or local laws and regulations concerning safety and security.

Electronic Proxy Authorization. The amended Bylaws provide that proxies may be executed in any manner permitted by law, as Maryland law now provides for means of proxy authorization other than traditional transmission of written authorization.

Fixing of a Record Date. The amended Bylaws clarify that, in accordance with recent revisions to Maryland law, a meeting of stockholders may be adjourned or postponed to a date not more than 120 days after the original record date, without the need to set a new record date.

Inspectors. The amended Bylaws provide flexibility for the number of inspectors that may be appointed and clarify the responsibilities of the inspectors, and retain for the chairman of the meeting the responsibility for determining whether to appoint inspectors.

Reports to Stockholders. The amended Bylaws conform to Maryland law with respect to the required annual statement of affairs.

Stockholder Action Without a Meeting. The amended Bylaws permit unanimous stockholder consent via electronic transmission.

Advance Notice of Director Nominations and New Business Proposals from Stockholders. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders at least 45 days prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. The amended Bylaws provide that such advance notice must be delivered to the secretary of the Company not earlier than the 150th day and not later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

Additionally, the amended Bylaws (a) expand the information required to be disclosed by the stockholder making the proposal, any proposed nominees for director and any persons controlling, or acting in concert with, such stockholder (collectively, the “Proponents”) including, among other items, (i) detailed information about each Proponent’s ownership interests in the Company, (ii) information regarding hedging activities of the Proponents and (iii) each Proponent’s investment strategy or objective and any related disclosure document the Proponent has provided to its investors and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

ARTICLE III. DIRECTORS.

General Powers. The amended Bylaws clarify that, in accordance with Maryland law, in case of a failure to elect directors, the directors holding over continue to manage the business and affairs of the Company.

Number, Tenure and Qualifications. The amended Bylaws provide that the maximum number of directors shall be 15.

Annual and Regular Board of Directors Meetings. The amended Bylaws provide for annual and regular meetings of the Board that will not require separate notice.

Notice of Board of Directors Meetings. The amended Bylaws clarify that the purpose of a Board meeting need not be stated in the notice unless required by law.

Quorum, Voting by Directors. The amended Bylaws provide that a majority of directors constitutes a quorum and clarify that, if enough directors have withdrawn from a duly constituted meeting to leave fewer than required to establish a quorum but the meeting is not adjourned, the action of the majority of the number of directors necessary to constitute a quorum at the meeting is the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or another provision of the Bylaws.

Consent of Directors in Lieu of a Board Meeting. The amended Bylaws permit unanimous Board consent via electronic transmission.

Vacancies on the Board. The amended Bylaws remove the requirement contained in the former Bylaws that only independent directors may elect a replacement of an independent director.

Committees. The amended Bylaws (a) conform to Maryland law by removing the reference to officers serving on a committee and (b) provide that a committee may delegate its powers to a subcommittee.

Ratification. The amended Bylaws clarify that, in general, the Board or stockholders may ratify prior actions of the Company or its officers to the extent that the Board or the stockholders could have originally authorized the matter.

Emergency Provisions. The amended Bylaws provide for procedural flexibility in the event of an emergency.

ARTICLE VI. CERTIFICATES OF STOCK AND THEIR TRANSFER.

Certificates of Stock. Consistent with the New York Stock Exchange’s requirement that all listed securities be eligible to participate in the Direct Registration System, the amended Bylaws clarify that a stockholder is not entitled to a stock certificate.

ARTICLE X. EXCLUSIVE FORUM FOR CERTAIN LITIGATION.

Exclusive Forum for Certain Litigation. The amended Bylaws require (unless the Board agrees otherwise) that any of the following four types of litigation be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division): (a) a derivative lawsuit; (b) an action asserting breach of fiduciary duty; (c) an action pursuant to any provision of the Maryland General Corporation Law; and (d) an action asserting a claim governed by the internal affairs doctrine.

Dissolution. Articles X of the former Bylaws was deleted because it was duplicative of provisions covered by the charter of the Company.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Bylaws of Inland Real Estate Corporation, as amended and restated as of April 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INLAND REAL ESTATE CORPORATION
Date: April 22, 2015	By:	/s/ Mark E. Zalatoris
Name: Mark E. Zalatoris Title: President and Chief Executive Officer